UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2018

CYS Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 6th Floor Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 639-0440

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 25, 2018, CYS Investments, Inc., a Maryland corporation (“CYS”), Two Harbors Investment Corp., a Maryland corporation (“Two Harbors”), and Eiger Merger Subsidiary LLC, a Maryland limited liability company and an indirect, wholly owned subsidiary of Two Harbors (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, Merger Sub will be merged with and into CYS, with CYS continuing as the surviving corporation (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of CYS (the “CYS Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any cancelled shares) will be automatically converted into the right to receive from Two Harbors (a) a number of shares of common stock, par value $0.01 per share, of Two Harbors (the “Two Harbors Common Stock”) determined by dividing (i) CYS’ adjusted book value per share, multiplied by 96.75%, by (ii) Two Harbors’ adjusted book value per share, multiplied by 94.20%, each as calculated at a time and pursuant to certain calculation principles set forth in the Merger Agreement; (b) in lieu of any fractional shares of Two Harbors Common Stock calculated in accordance with clause (a), an amount in cash (without interest) equal to the product of (i) such fractional part of a share of Two Harbors Common Stock, multiplied by (ii) the average of the volume weighted average prices of one share of Two Harbors Common Stock for the five consecutive trading days immediately prior to the closing date as reported by Bloomberg, L.P.; and (c) $15,000,000, divided by the sum of (i) the number of shares of CYS Common Stock issued and outstanding immediately prior to the Effective Time (excluding any cancelled shares) and (ii) the number of shares of CYS Common Stock issuable upon the vesting of outstanding CYS restricted stock (the consideration referred to in clauses (a) through (c), collectively, the “Common Merger Consideration”). Subject to certain adjustments, adjusted book value per share equals the respective company’s total consolidated common stockholders’ equity that reflects the deduction of the applicable preferred stock liquidation preference and a reduction by any excess amount (in the case of CYS), divided by each respective company’s common stock issued and outstanding (excluding, in the case of CYS, any cancelled shares), plus any shares of the respective company’s common stock issuable upon the vesting of the respective company’s outstanding restricted stock, after giving pro forma effect to any additional dividends or other distributions on shares of the respective company’s common stock that are declared or are anticipated to be declared for which the record date is or will be prior to the Effective Time.

Immediately prior to the Effective Time, any outstanding CYS restricted stock granted pursuant to CYS’ 2013 Equity Incentive Plan will immediately vest and any forfeiture restrictions applicable to such CYS restricted stock will immediately lapse, and each share of CYS restricted stock will be treated as a share of CYS Common Stock for all purposes of the Merger Agreement, including the right to receive the Common Merger Consideration.

At the Effective Time, (a) each share of CYS’ 7.75% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive one share of a newly designated series of Two Harbors preferred stock, par value $0.01 per value per share, which Two Harbors expects will be classified and designated as Two Harbors’ Series D Preferred Stock and (b) each share of CYS’ 7.50% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive one share of a newly designated series of Two Harbors preferred stock, par value $0.01 per value per share, which Two Harbors expects will be classified and designated as Two Harbors’ Series E Preferred Stock (collectively, the “Preferred Merger Consideration” and together with the Common Merger Consideration, the “Merger Consideration”).

Prior to the closing of the Merger, each of CYS and Two Harbors will declare a prorated dividend to their respective stockholders with a payment date on the last business day prior to the closing of the Merger and a record date that is three business days before the payment date. Each of the dividends will be prorated based on the number of days that lapsed since the record date for the most recent quarterly dividend paid to CYS and Two Harbors stockholders, respectively, and the amount of such prior quarterly dividend, as applicable.

The closing of the Merger is subject to the satisfaction of customary closing conditions, including, among others, (a) the registration and listing of the shares of Two Harbors Common Stock that will be issued in connection with the Merger; (b) the approval of the Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of CYS Common Stock entitled to vote on the Merger (“CYS Stockholder Approval”) and (c) the approval of the issuance of the Two Harbors Common Stock in connection with the Merger by the affirmative vote of a majority of the votes cast at a meeting of Two Harbors’ stockholders (“Two Harbors Stockholder Approval”).

The Merger Agreement contains customary representations, warranties and covenants of each party, including, covenants providing for CYS and Two Harbors and their respective subsidiaries (a) to use commercially reasonable efforts to conduct their respective businesses in all material respects in the ordinary course of business during the period between the execution of the Merger Agreement and the Effective Time; (b) not to engage in certain kinds of transactions during such period and (c) with respect to each of CYS and Two Harbors, to convene and hold a meeting of its stockholders for the purpose of obtaining CYS Stockholder Approval and Two Harbors’ Stockholder Approval, respectively.

The Merger Agreement provides for reciprocal “no-shop” provisions, which prohibit CYS, Two Harbors and their respective subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging the making of a competing proposal; (b) engaging in discussions or negotiations with any person with respect to a competing proposal; (c) furnishing any non-public information regarding it or any of its subsidiaries or access to the properties, assets or employees of it in connection with a competing proposal; (d) entering into a letter of intent or agreement in principle with respect to a competing proposal or (e) effecting a change of recommendation. The foregoing provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of a company to engage in the foregoing activities under certain circumstances in the event that a company receives a bona fide, unsolicited competing proposal.

At any time prior to obtaining the requisite stockholder approval, under specified circumstances, the board of directors of each of CYS and Two Harbors may change its recommendation regarding the Merger or the issuance of Two Harbors Common Stock in connection with the Merger, as applicable, and with respect to CYS, if such change of recommendation is made in response to a proposal that the CYS board of directors has determined in good faith (after consultation with its financial advisors and outside legal counsel) is a “superior proposal,” after taking into account any adjustment to the terms and conditions of the Merger proposed by Two Harbors, CYS may terminate the Merger Agreement to accept such superior proposal upon payment of the termination fee described below.

The Merger Agreement contains certain termination rights for both CYS and Two Harbors, including if the Merger is not completed on or before October 31, 2018, the failure to obtain the requisite stockholder approvals, a change of recommendation of a company’s board of directors and breaches of certain covenants. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation or, in the case of CYS, to accept a superior proposal, either CYS or Two Harbors, as applicable, would be required to pay to the other party a termination fee equal to $43,200,000 or $51,800,000, respectively. In addition, upon termination of the Merger Agreement by CYS or Two Harbors under specified circumstances, either CYS or Two Harbors would be required to pay the other party an agreed expense amount of $8,600,000 or $20,600,000, respectively.

In the Merger Agreement, Two Harbors has agreed to take all necessary corporate action so that upon and immediately after the Effective Time, the size of the board of directors of Two Harbors is increased by two members and James A. Stern and Karen Hammond are appointed to the Two Harbors board. In the event that either or both James A. Stern and Karen Hammond (each, a “CYS Director Designee”) are unable or unwilling to serve on the Two Harbors board of directors prior to the Effective Time, then a substitute shall be designated by CYS on the earlier to occur of (i) five business days after the date that such CYS Director Designee is determined to be unable to serve or informs CYS that he or she is unwilling to serve and (ii) the fifth business day prior to the closing date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about CYS, Merger Sub or any of their respective subsidiaries or affiliates.

The representations and warranties of each of the parties set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (a) have been qualified by disclosures made to the other parties in connection with the Merger Agreement; (b) are subject to the materiality standards contained in the Merger Agreement that may differ from what may be viewed as material by investors and (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K (“Form 8-K”) is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements

On April 25, 2018, CYS entered into amendments (the “Amendments”) to the employment agreements (the “Employment Agreements”) of each of Kevin E. Grant, Jack DeCicco, Thomas A. Rosenbloom and Richard E. Cleary (each an “Officer” and together, the “Officers”) to clarify payment mechanics and timing of severance amounts that may become payable pursuant to each Officer’s Employment Agreement following a qualifying termination of the Officers’ employment with CYS. The Amendments provide that upon a qualifying termination, severance amounts payable pursuant to the Employment Agreements will be paid to the Officers on the business day on which the applicable Officer’s release of claims becomes effective and no longer revocable, but in no event later than March 15 of the year following the year in which the Officer experiences a qualifying termination.

The Amendments also provide that, beginning on the date of the public announcement of a transaction that, if consummated, would result in a change in control of CYS, through the consummation of the transaction that results in a change in control, upon the earliest of (i) the date on which the Officer is informed that his employment with CYS, or its successor, will be terminated other than for cause, (ii) the date on which the Officer informs CYS that he has good reason to terminate his employment with CYS, or its successor, and (iii) the consummation of the transaction that results in a change in control (the “Triggering Date”), CYS, or its successor, shall, upon the Triggering Date deliver to an escrow agent (the “Escrow Agent”) approved by the Officer, which approval will not be unreasonably withheld, the severance amount that would become due to the Officer pursuant to the Employment Agreement, calculated as if the Officer’s termination of employment occurred on the Triggering Date (the “Escrowed Amount”). Upon delivery of the Escrowed Amount, CYS, or its successor, and the Officer, shall provide the Escrow Agent with written instructions to automatically deliver and transfer to the Officer the Escrowed Amount upon the effectiveness of the Officer’ release of claims, and CYS, or its successor, shall take all steps necessary to cause the Escrow Agent to deliver the Escrowed Amount to the Officer, consistent with the requirements of the Employment Agreement. If the Officer’s employment with CYS, or its successor, is not actually terminated by CYS, or its successor, without cause or the Officer does not terminate his employment with CYS, or its successor, for good reason within twelve months following the change in control, the amount held in escrow shall be returned to CYS, or its successor.

The foregoing description of the Amendments is a summary, is not purported to be a complete description and is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K and are incorporated herein by reference.

Additional Compensatory Matters

Contingent on the closing of the Merger and the qualifying termination of employment of the applicable Officer prior to or in connection with the Merger, each Officer other than Mr. Grant will become eligible, at the election of the applicable Officer, for outplacement services that in the aggregate will total no more than $120,000. The Company does not expect that the actual cost of outplacement services provided to the applicable Officers will reach the maximum amount noted above.

Additionally, and pursuant to the Employment Agreements, on April 25, 2018, the CYS board of directors determined that upon a qualifying termination of employment of each Officer in connection with the Merger, the pro rata bonus due to such Officer would be determined based on the target bonus opportunity under the CYS’ 2018 Incentive Compensation Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Two Harbors Investment Corp., Eiger Merger Subsidiary LLC, and CYS Investments, Inc., dated as of April 25, 2018*

10.1	Amendment to Employment Agreement of Kevin E. Grant

10.2	Amendment to Employment Agreement of Jack DeCicco

10.3	Amendment to Employment Agreement of Thomas A. Rosenbloom

10.4	Amendment to Employment Agreement of Richard E. Cleary

*	Schedules omitted pursuant to Item 60l(b)(2) of Regulation S-K. CYS agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits of the Merger, CYS’ and Two Harbors’ plans, objectives, expectations and intentions, the expected timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that CYS or Two Harbors expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “could,” “may,” “foresee,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to: statements regarding the Merger, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include: the expected timing and likelihood of completion of the Merger; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Two Harbors may not approve the issuance of Two Harbors Common Stock in connection with the Merger or that stockholders of CYS may not approve the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; fluctuations in the adjusted book value per share of both CYS and Two Harbors; risks related to disruption of management’s attention from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of CYS or Two Harbors; the risk that the Merger and its announcement could have an adverse effect on the ability of CYS and Two Harbors to retain and hire key personnel and the effect on the operating results and businesses of CYS and Two Harbors generally; the outcome of any legal proceedings relating to the Merger; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of CYS or Two Harbors. All such factors are difficult to predict and are beyond the control of CYS and Two Harbors, including those detailed in CYS’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on its website at http://www.cysinv.com and on the SEC’s website at http://www.sec.gov, and those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at http://www.twoharborsinvestment.com and on the SEC’s website at http://www.sec.gov.

Each of the forward-looking statements of CYS or Two Harbors are based on assumptions that CYS or Two Harbors, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither CYS nor Two Harbors undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in the Solicitation

CYS, Two Harbors and their directors, executive officers and certain other members of management and employees of CYS and Two Harbors may be deemed to be “participants” in the solicitation of proxies from the stockholders of CYS and Two Harbors in connection with the Merger. Stockholders can find information about CYS and its directors and executive officers and their ownership of common stock of CYS in CYS’ annual report on Form 10-K for the fiscal year ended December 31, 2017 and in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Stockholders can find information about Two Harbors and its directors and executive officers and their ownership of common stock of Two Harbors in Two Harbors’ annual report on Form 10-K for the fiscal year ended December 31, 2017 and in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Additional information regarding the interests of such individuals in the Merger will be included in the joint proxy statement / prospectus relating to the Merger when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Important Additional Information and Where to Find It

In connection with the Merger, Two Harbors will file with the SEC a registration statement on Form S-4, that will include a joint proxy statement of CYS and Two Harbors and a prospectus of Two Harbors. The Merger will be submitted to the stockholders of CYS and Two Harbors for their consideration. CYS and Two Harbors may also file other documents with the SEC regarding the Merger. The definitive joint proxy statement / prospectus will be sent to the stockholders of CYS and Two Harbors. This document is not a substitute for the registration statement and joint proxy statement / prospectus that will be filed with the SEC or any other documents that CYS or Two Harbors may file with the SEC or send to its stockholders in connection with the Merger. INVESTORS AND STOCKHOLDERS OF CYS AND TWO HARBORS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain a free copy of the registration statement and the joint proxy statement / prospectus (when available) and all other documents filed or that will be filed with the SEC by CYS or Two Harbors at the SEC’s web site at http://www.sec.gov. Copies of documents filed with the SEC by CYS will be made available free of charge on CYS’ website at http://www.cysinv.com or by directing a request to: CYS Investments, Inc., 500 Totten Pond Road, 6th Floor, Waltham, Massachusetts 02451, Attention: Richard E. Cleary. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at http://www.twoharborsinvestment.com or by directing a request to: Two Harbors Investment Corp., 575 Lexington Avenue, Suite 2930, New York, New York 10022, Attention: Investor Relations.

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

By:	/s/ Jack DeCicco
Name:	Jack DeCicco, CPA
Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: April 26, 2018